UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
July 26, 2006
Date of Report (date of earliest event reported)
NETGEAR, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	000-50350	77-0419172

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
4500 Great America Parkway
Santa Clara, California 95054
(Address of principal executive offices)
(408) 907-8000
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 2.02. Results of Operations and Financial Condition
Item 7.01. Regulation FD Disclosure
ITEM 9.01. Financial Statements and Exhibits
SIGNATURE
Exhibit Index
EXHIBIT 2.1
EXHIBIT 99.1
EXHIBIT 99.2

Item 1.01. Entry into a Material Definitive Agreement
     On July 26, 2007, NETGEAR, Inc. (“NETGEAR”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among NETGEAR, SKJM Holdings Corporation, a wholly-owned subsidiary of NETGEAR, SkipJam Corp. (“SkipJam”), Michael Spilo, Jonathan Daub, Francis Refol, Dennis Aldover and Zhicheng Qiu, pursuant to which NETGEAR will acquire SkipJam, a leader in integrated software for home entertainment and control.
     Under the terms of the agreement, NETGEAR will pay up to $9 million in cash for SkipJam, a portion of which is structured as a retention incentive program for the acquired engineering team. The acquisition is subject to various standard closing conditions and is expected to close in the third quarter.
     A copy of the Merger Agreement is attached hereto as Exhibit 2.1. Exhibit 2.1 is filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and therefore may be incorporated by reference into filings made under the Securities Act of 1933, as amended (the “Securities Act”).
Item 2.02. Results of Operations and Financial Condition
     On July 27, 2006, NETGEAR issued a press release announcing its financial results for the second fiscal quarter ended July 2, 2006. The full text of the press release is furnished as Exhibit 99.1 attached hereto.
     Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act and shall not be deemed incorporated by reference into any filing under the Securities Act.
Item 7.01. Regulation FD Disclosure
     On July 27, 2006, NETGEAR issued a press release announcing that it had agreed to acquire SkipJam. The text of the press release is furnished as Exhibit 99.2 attached hereto.
     Exhibit 99.2 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act and shall not be deemed incorporated by reference into any filing under the Securities Act.
ITEM 9.01. Financial Statements and Exhibits.
     (c) Exhibits
     The following exhibit is furnished herewith:

2.1
Agreement and Plan of Merger, dated as of July 26, 2006, by and among NETGEAR, Inc., SKJM Holdings Corporation, SkipJam Corp., Michael Spilo, Jonathan Daub, Francis Refol, Dennis Aldover and Zhicheng Qiu (filed herewith).

99.1	Press Release, dated July 27, 2006, of NETGEAR, Inc. announcing its financial results for the second fiscal quarter ended July 2, 2006 (furnished herewith).

99.2	Press Release, dated July 27, 2006, entitled “NETGEAR to acquire SkipJam” (furnished herewith).

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: July 27, 2006

NETGEAR, Inc.
By:	/s/ Jonathan R. Mather
Jonathan Mather
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit
Number	Description
2.1
Agreement and Plan of Merger, dated as of July 26, 2006, by and among NETGEAR, Inc., SKJM Holdings Corporation, SkipJam Corp., Michael Spilo, Jonathan Daub, Francis Refol, Dennis Aldover and Zhicheng Qiu.

99.1	Press Release, dated July 27, 2006, of NETGEAR, Inc. announcing its financial results for the second quarter ended July 2, 2006.
99.2	Press Release, dated July 27, 2006, entitled “NETGEAR to acquire SkipJam”.